                    SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C. 20549


                                 FORM 8-K

                              CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


     Report Date (Date of earliest event reported): December 15, 1997



                      FOREMOST CORPORATION OF AMERICA
            (Exact name of registrant as specified in charter)



              DELAWARE               0-6478              38-1863522
      (State or other jurisdic-   (Commission         (IRS Employer
       tion of incorporation)      File Number)        Identification
                                                          Number)


         5600 BEECH TREE LANE, CALEDONIA, MICHIGAN         49316
  MAILING ADDRESS:  P.O. BOX 2450, GRAND RAPIDS, MICHIGAN 49501
         (Address of principal executive offices)        (Zip Code)


                              (616) 942-3000
           (Registrant's telephone number, including area code)



                              NOT APPLICABLE
       (Former name of former address, if changed since last report)











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Item 5.   OTHER EVENTS.

          On December 15, 1997, Foremost Corporation of America ("Foremost" or the "Registrant") announced a three-for-one stock split of the company's Common Stock payable on January 19, 1998 to stockholders of record at the end of business on January 5, 1998.

          On December 17, 1997, Foremost Corporation of America ("Foremost" or the "Registrant") announced that its Board of Directors has authorized the repurchase of up to an additional 1,000,000 shares of its common stock. This authorization is in addition to the ongoing 2,000,000 share repurchase authorization announced in February 1994, March 1996 and December 1996. Under the previously approved repurchase authorization 1,762,238 shares have been repurchased at an average price of $48.45 per share.

Item 7.   FINANCIAL STATEMENTS AND EXHIBITS.

(a) Exhibits: The following exhibits are furnished with this Form 8-K Current Report:


     EXHIBIT NO.                   DOCUMENT

       99(a) Press Release of Foremost concerning stock split dated December 15, 1997.

       99(b) Press Release of Foremost concerning stock repurchase program dated December 17, 1997.






















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                                SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   FOREMOST CORPORATION OF
                                   AMERICA


Date: December 17, 1997                 By /S/F. ROBERT WOUDSTRA
                                        F. Robert Woudstra
                                        Executive Vice President and
                                        Treasurer (Principal Financial
                                        Officer)


































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                               EXHIBIT INDEX


                                                           SEQUENTIALLY
EXHIBIT                            DOCUMENT                NUMBERED PAGE

 99(a)        Press Release of Foremost concerning stock
              split dated December 15, 1997.                     5

 99(b)        Press Release of Foremost concerning stock
              repurchase program dated December 17, 1997         6





































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